UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

Epiphany Funds

(Exact name of registrant as specified in charter)

106 Decker Court, Suite 226, Irving, TX 75062

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 320-2185

Date of fiscal year end:

10/31

Date of reporting period: 10/31/2014

Item 1.  Reports to Stockholders.

Epiphany FFV Fund Class A shares: EPVAX Class C shares: EPVCX Class N shares: EPVNX	Epiphany FFV Strategic Income Fund Class A shares: EPIAX Class C shares: EPICX Class N shares: EPINX	Epiphany FFV Latin America Fund Class A Shares: ELAAX Class C Shares: ELACX Class N shares: ELANX

ANNUAL REPORT

October 31, 2014

1-800-320-2185

www.epiphanyfunds.com

October 31, 2014

My Fellow Shareholders:

I would like to wish your family a blessed new year.  As I reflect on all that we have accomplished with your support we cannot help but be proud of our work investing with purpose.  The Funds continue to add new assets and grow.  All of Epiphany’s investment options use the FFV Scorecard® and follow the United States Conference of Catholic Bishops (USCCB) socially responsible investment guidelines and standards of Biblically Responsible Investing (BRI).

This year in the marketplace, investors and institutions are more aware of screened investing than ever.  Many everyday consumer products offer some socially responsible feature.  We look at this awareness and appreciation of a greater good as it reinforces our mission and helps Epiphany Funds expand its influence.  Our goal has always been to offer portfolios that investors can be proud to own.  Because we have one voice as owners through shareholder advocacy, we enjoy shaping the corporate culture of the companies in which our Funds invest.

The Markets

Our three Funds offer diversification to investors, and these investments are exposed broadly to three different markets.  We would offer our comments on these markets.  Please see the annual report for more performance reporting.

The US equity market was up more than 17% for the year ended October 31, 2014, as measured by the S&P 500 Index.  As written last year, we didn’t expect a repeat performance of 2013.  We were surprised by this year’s market performance, as we thought that it would be more modest than it turned out to be.  The last five years have been a tremendous run.  We still believe that 2015 has the potential to be positive for the markets, but we expect to see more volatility and less performance next year.  The valuations of US companies still look attractive and many believe the US market is best positioned to produce returns.  Investment dollars are moving into the US markets globally.

The US bond market ended the year as of October 31, 2014 in negative territory as measured by the Barclays Capital Intermediate Aggregate Bond Index.  This is unusual and mainly caused by the effect of the Fed's continuing to hold interest rates near zero.  Recent comments from the Fed indicate that a change may occur in the near future – we believe we will see rising interest rates in 2015.

The Latin American market also ended the year as of October 31, 2014 more than 4% negative as measured by the S&P Latin America 40 Index.  This market has been negative for the last two years following ten years of excellent performance compared to US stocks.  We don’t see a Latin American collapse similar to that experienced by several European countries over the past few years.  Latin American countries tend to have generally healthy cash reserves and healthy economies.  We believe that the bottom is close for this market.

FFV Scorecard®

We have always excluded investments based on our Faith and Family Values Screening.  The screening has led us to companies with less controversy and less distraction.  We continue to lead the way in institutional screening with more than $500 million screened for institutions and more than 1,500 proxies voted.

We have found value in scoring the positive and negative factors for companies in the portfolio.  We believe this demonstrates the advantage of our investment process.  We have coined the term “10+1,” meaning that we are considering the same underlying investment factors but adding our FFV Scorecard® screening to seek a better result.

This year we focused on improving our integrated equity investment process.  We believe the key is to view the screening as a tool with the goal to add to performance, lower risk, or both.

Performance Review (Fiscal Year ending October 31, 2014)

The one-year return for Epiphany FFV Fund (EPVNX) was 12.96% for the year ended October 31, 2014.  We estimated that the Fund would return approximately 6-8 % for the year, and we were pleasantly surprised.  We also started the year more defensive than the S&P 500 Index, costing some return and underperformed the benchmark for the year, which returned 17.27%.  We are proud of our results and track record.   At the end of 2013, we made a change to our investment analysis and selection process to try to improve performance.   This change has contributed positively to the Fund's performance over the rest of the year.  We do not anticipate making any changes in 2015.  The Fund's performance has remained competitive against other funds in our peer group.  We keep the Fund primarily invested in companies with a market capitalization typically between $20 billion and $25 billion versus the average size company included in the benchmark, which is typically above $60 billion.  We will continue to equal weight the portfolio holdings in an effort to dampen the volatility we think will increase in 2015.

Epiphany FFV Strategic Income (EPINX) outperformed its benchmark, the Barclays Capital Intermediate Aggregate Bond Index, for the year ended October 31, 2014.  The Fund returned 4.27% over the year, and the benchmark returned 2.90% over the same period.     The Fund uses a flexible and opportunistic investment approach and can shift weighting in asset classes and sectors based on economic conditions.  The goal is to be an “all weather tire” income fund.  The Fund has maintained an asset allocation underweight in Treasuries and overweight in corporate bonds. With larger than on-the-run coupons, and relatively shorter maturities, we continue to favor a lower overall risk profile while taking advantage of the benefit of rolling down the yield curve to offer protection from rising interest rates. The Fund also invests in preferred and dividend paying stocks for income. This year the stocks in the portfolio have also appreciated with investors looking for income and capital appreciation, an occurrence that has added to our performance versus the benchmark. We believe that maintaining this allocation will continue to serve the best interests of shareholders in 2015.

Epiphany FFV Latin America Fund (ELANX), after fees, underperformed its benchmark, the S&P Latin America 40 Index, for the year ended October 31, 2014.  The Fund returned -5.01% over the year, and the benchmark returned -4.41% over the same period.   Before fees, the Fund outperformed its benchmark.  The Latin American market has been very volatile this year.  We believe that the market is near a bottom and set for a rebound.  We believe the region is poised for future growth with a growing middle class, high country reserves, and business partnerships with other countries.  More than ever, we value our equal weighting stock strategy.  Most of the funds in the Latin America stock category and the benchmark index are market weighted and dominated by just a few holdings, which adds to risk.

Thank you for your business.  We have a lot to be thankful for and look forward to the opportunities in this coming year.  We believe that investing and faith go hand in hand because both are hope filled.

Many blessings to you and your family,

Samuel J. Saladino, III

Epiphany Funds

Cautionary Statement

Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are forward looking statements which may or may not be accurate over the long term.  While we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate.  Information provided in this letter should not be considered a recommendation to purchase or sell any particular security.

Before investing you should carefully consider the investment objectives, risks, charges and expenses of the Epiphany Funds. This and other important information about each Fund is contained in its prospectus and summary prospectus, which can be obtained by visiting www.epiphanyfunds.com or by calling 1‐800‐320‐2185. The prospectus or summary prospectus should be read carefully before investing. The Epiphany Funds are distributed by Rafferty Capital Markets, LLC.

All performance data quoted above is as of 10/31/2014.  The performance data quoted here represents past performance.  Current performance may be lower or higher than the data quoted.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.  A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-800-320-2185.

The gross expense ratio for Epiphany FFV Fund is 2.20% for Class N, 2.10% for Class A and 2.59% for Class C.  The gross expense ratio for Epiphany FFV Strategic Income Fund is 1.85% for Class N, 2.31% for Class A and 2.54% for Class C.  The gross expense ratio for Epiphany FFV Latin America Fund is 4.69% for Class N, 3.94% for Class A and 4.52% for Class C.  The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds to ensure that the net annual fund operating expenses will not exceed the net expense ratio, subject to possible recoupment from the Funds in future years. Results shown reflect the waiver, without which the results could have been lower.

All investments are subject to risk, including the possible loss of capital.  A Fund’s performance may be affected by stock market risk, moral investing risk, foreign company and emerging market risk, concentration risk, socially responsible risk, preferred security risk, portfolio selection risk, political risk, large cap company risk, mid-cap and small cap risk, investment style risk, security risk, and derivatives risk.  A Fund’s fixed income securities are subject to interest rate risk.  If rates increase, the value of the Fund’s investments generally declines.  Investing in foreign securities involves more risks than investing in U.S. securities.  The Epiphany FFV Latin America Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies.  Diversification does not ensure a profit or guarantee against loss.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The S&P Latin America 40 Index is one of seven headline indices making up S&P Global 1200 and includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Brazil, Chile, Mexico and Peru are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America.

The Barclays Capital Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2014

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Fund - Class N	12.96%	17.35%	14.68%	5.94%	$ 15,703
Epiphany FFV Fund - Class A
No Sales Load	13.01%	17.37%	14.73%	8.85%	$ 17,534
With Sales Load	7.36%	15.38%	13.57%	8.01%	$ 16,660
Epiphany FFV Fund - Class C	12.16%	16.48%	13.81%	7.32%	$ 16,078
S&P 500 Index *	17.27%	19.74%	16.68%	6.93%	$ 16,885

EPIPHANY FFV FUND
Growth of $10,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Class N
Class A (includes Sales Load)
Class C
S&P 500

Fund Inception Dates:

  Class N:      January 8, 2007

  Class A:      March 19, 2008

  Class C:      February 13, 2008

This chart assumes an initial investment of $10,000 made on the closing of January 8, 2007 for Class N, March 19, 2008 for Class A, and February 13, 2008 for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2014, before waiver/reimbursement were 2.20%, 2.10%, and 2.59% for Class N, Class A, and Class C, respectively.  The annual operating expenses after waiver/reimbursement were 1.50%, 1.50%, and 2.25% for Class N, Class A, and Class C, respectively.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2014

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Strategic Income Fund - Class N	4.27%	3.95%	$ 11,985
Epiphany FFV Strategic Income Fund - Class A
No Sales Load	4.23%	3.96%	$ 11,800
With Sales Load	-0.97%	2.71%	$ 11,206
Epiphany FFV Strategic Income Fund - Class C	3.57%	3.13%	$ 11,404
Barclays Capital Intermediate Aggregate Bond Index *	2.90%	3.49%	$ 11,829

EPIPHANY FFV STRATEGIC INCOME FUND
Growth of $10,000
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Mar-10
Aug-10
Jan-11
Jun-11
Nov-11
Apr-12
Sep-12
Feb-13
Jul-13
Dec-13
May-14
Oct-14
Class N
Class A (includes Sales Load)
Class C
Barclays Capital Intermediate Aggregate Bond Index

Fund Inception Dates:

  Class N:      March 1, 2010

  Class A:      July 28, 2010

  Class C:      July 28, 2010

This chart assumes an initial investment of $10,000 made on the closing of March 1, 2010 for Class N, July 28, 2010 for Class A and for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2014, before waiver/reimbursement were 1.80%, 2.31%, and 2.54% for Class N, Class A, and Class C, respectively.  The annual operating expenses after waiver/reimbursement were 1.30%, 1.30%, and 2.05% for Class N, Class A, and Class C, respectively.

EPIPHANY FFV LATIN AMERICA FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2014

FUND/INDEX	One Year	SINCE INCEPTION	VALUE
Epiphany FFV Latin America Fund - Class N	-5.01%	-3.17%	$ 9,186
Epiphany FFV Latin America Fund - Class A
No Sales Load	-5.08%	-3.15%	$ 9,191
With Sales Load	-9.82%	-5.02%	$ 8,728
Epiphany FFV Latin America Fund - Class C	-5.60%	-3.87%	$ 9,011
S&P Latin America 40 Index *	-4.41%	-5.91%	$ 8,516

EPIPHANY FFV LATIN AMERICA FUND
Growth of $10,000
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
8,000
7,500
7,000
3/31/2012
4/30/2012
5/31/2012
6/30/2012
7/31/2012
8/31/2012
9/30/2012
10/31/2012
11/30/2012
12/31/2012
1/31/2013
2/28/2013
3/31/2013
4/30/2013
5/31/2013
6/30/2013
7/31/2013
8/31/2013
9/30/2013
10/31/2013
11/30/2013
12/31/2013
1/31/2014
2/28/2014
3/31/2014
4/30/2014
5/31/2014
6/30/2014
7/31/2014
8/31/2014
9/30/2014
10/31/2014
Class N
Class A (includes Sales Load)
Class C
S&P Latin America 40

Fund Inception Dates:

  Class N, Class A, & Class C:      March 12, 2012

This chart assumes an initial investment of $10,000 made on the closing of March 12, 2012 for Class N, Class A and for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P Latin America 40 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2014, before waiver/reimbursement were 4.69%, 3.94%, and 4.52% for Class N, Class A, and Class C, respectively.  The annual operating expenses after waiver/reimbursement were 1.79%, 1.79%, and 2.54% for Class N, Class A, and Class C, respectively.

EPIPHANY FFV FUND

PORTFOLIO ILLUSTRATION

October 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
2.32%
Cash Equivalents
3.34%
Communication Services
0.99%
Consumer Cyclical
14.02%
Consumer Defensive
13.32%
Energy
8.31%
Financial Services
10.90%
Healthcare
13.19%
Industrials
15.21%
Limited Partnerships
1.63%
Real Estate Investment
Trusts
1.12%
Technology
11.77%
Utilities
3.88%

Sectors are based on Bloomberg® classifications.

EPIPHANY FFV STRATEGIC INCOME FUND

PORTFOLIO ILLUSTRATION

October 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Cash Equivalents
4.78%
Closed-End Mutual Funds
3.29%
Communication Services
0.19%
Consumer Cyclical
0.49%
Consumer Defensive
0.55%
Corporate Bonds
18.03%
Energy
0.54%
Exchange Traded Funds
4.63%
Financial Services
0.49%
Healthcare
0.37%
Industrials
0.98%
Limited Partnerships
0.96%
Municipal Bonds
7.66%
Preferred Stocks
17.87%
Put Options
0.01%
Real Estate Investment Trusts
1.18%
Technology
0.51%
U.S Government Agencies & Obligations
36.44%
Utilities
0.82%
Basic Materials
0.18%
Call Options
0.03%

Sectors are based on Bloomberg® classifications.

EPIPHANY FFV LATIN AMERICA FUND

PORTFOLIO ILLUSTRATION

October 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
9.12%
Basic Materials
19.78%
Real Estate Investment Trusts
4.13%
Industrials
10.33%
Cash Equivalents
2.16%
Communication Services
6.62%
Financial Services
14.34%
Consumer Cyclical
6.74%
Exchange Traded Funds
3.18%
Energy
5.17%
Consumer Defensive
18.43%

Sectors are based on Bloomberg ® classifications.

Epiphany FFV Fund
Schedule of Investments
October 31, 2014

Shares		Value

COMMON STOCKS - 93.84%
Accident & Health Insurance - 1.38%
12,751	Unum Group	$ 426,648

Air Transportation, Scheduled - 1.96%
15,000	Delta Air Lines, Inc.	603,450

Aircraft Engines & Engine Parts - 2.00%
5,758	United Technologies Corp.	616,106

Beverages - 1.48%
10,926	Coca-Cola Enterprises	457,581

Biological Products (No Diagnostic Substances) - 2.68%
5,103	Amgen, Inc.	827,605

Computer & Office Equipment - 1.95%
16,758	Hewlett Packard Co.	601,277

Computer Storage Devices - 3.92%
7,513	Seagate Technology Plc.	472,042
7,491	Western Digital Corp.	736,890
		1,208,932
Crude Petroleum & Natural Gas - 1.55%
7,978	Devon Energy Corp.	478,680

Electric & Other Services Combined - 1.91%
16,100	Exelon Corp.	589,099

Electric Services - 1.97%
6,051	NextEra Energy, Inc.	606,431

Engines & Turbines - 1.60%
10,559	Brunswick Corp.	494,161

Farm Machinery & Equipment - 1.52%
5,500	Deere & Co.	470,470

Fats & Oils - 1.42%
9,285	Archer Daniels Midland Co.	436,395

Food & Kindred Products - 2.51%
6,822	Campbell Soup Co.	301,328
4,750	Mead Johnson Nutrition Co.	471,722
		773,050
General Industrial Machinery & Equipment - 1.75%
5,942	Illinois Tool Works, Inc.	541,019

Household Audio & Video Equipment - 1.46%
4,207	Harman International Industries, Inc.	451,579

Life Insurance - 1.99%
43,842	Genworth Financial, Inc. *	613,350

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 2.64%
12,037	V.F. Corp.	814,664

Metalworking Machinery & Equipment - 1.56%
6,653	Lincoln Electric Holdings, Inc.	482,209

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.51%
3,804	Energizer Holdings, Inc.	466,561

Miscellaneous Fabricated Metal Products - 0.82%
2,000	Parker-Hannifin Corp.	254,060

Motor Vehicles & Passenger Car Bodies - 3.38%
9,343	General Motors Co.	293,370
11,457	PACCAR, Inc.	748,371
		1,041,741
National Commercial Banks - 7.52%
7,645	Capital One Financial Corp.	632,777
32,288	KeyCorp.	426,202
7,376	PNC Financial Services Group, Inc.	637,213
14,627	U.S. Bancorp.	623,110
		2,319,302
Oil & Gas Field Machinery & Equipment - 1.46%
8,500	Baker Hughes, Inc.	450,160

Oil & Gas Field Services, NEC - 3.59%
8,114	Halliburton Co.	447,406
6,705	Schlumberger Ltd.	661,515
		1,108,921
Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.06%
1,600	PPG Industries, Inc.	325,904

Paper Mills - 2.09%
12,544	International Paper Co.	634,977
244	Veritiv Corp. *	11,007
		645,984
Petroleum Refining - 1.70%
7,262	ConocoPhillips	523,953

Pharmaceutical Preparations - 1.73%
8,387	AbbVie, Inc.	532,239

Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 2.26%
19,233	Sealed Air Corp.	697,196

Plastics Products, NEC - 1.53%
14,188	Newell Rubbermaid, Inc.	472,886

Radiotelephone Communications - 0.99%
10,505	T-Mobile US, Inc. *	306,641

Retail-Auto & Home Supply Stores - 1.70%
3,561	Advanced Auto Parts, Inc.	523,325

Retail-Drug Stores & Proprietary Stores - 2.80%
11,255	Express Scripts Holding Co. *	864,609

Retail-Grocery Stores - 2.70%
12,333	Kroger Co.	687,071
5,000	Sprouts Farmers Market, Inc. *	145,550
		832,621

Retail-Variety Stores - 2.16%
5,000	Costco Wholesale Corp.	666,850

Semiconductors & Related Devices - 2.42%
10,000	Micron Technology, Inc. *	330,900
50,000	ON Semiconductor Corp. *	414,500
		745,400
Services-Amusement & Recreation Services - 1.32%
15,667	Live Nation Entertainment, Inc. *	407,342

Services-Auto Rental & Leasing (No Drivers) - 1.17%
16,434	Hertz Global Holdings, Inc. *	360,233

Services-Business Services, NEC - 1.15%
1,253	Alliance Data Systems Corp. *	355,038

Services-Computer Integrated Systems Design - 0.97%
14,163	Mentor Graphics Corp.	300,114

Services-Help Supply Services - 0.84%
10,501	TrueBlue, Inc. *	259,585

Services-Personal Services - 1.45%
13,807	H&R Block, Inc.	446,104

Surgical & Medical Instruments & Apparatus - 5.97%
9,982	CareFusion Corp. *	572,667
7,106	Covidien Plc.	656,879
7,000	Stryker Corp.	612,710
		1,842,256
Wholesale-Chemicals & Allied Products - 1.26%
3,600	Ashland, Inc.	389,052

Wholesale-Electronic Parts & Equipment, Nec - 1.04%
5,250	TE Connectivity Ltd.	320,933

TOTAL FOR COMMON STOCKS (Cost $25,389,954) - 93.84%		28,951,716

LIMITED PARTNERSHIPS - 1.63%
3,000	Magellan Midstream Partners L.P.	245,610
5,000	Williams Partners L.P.	257,750

TOTAL FOR LIMITED PARTNERSHIPS (Cost $488,953) - 1.63%		503,360

REAL ESTATE INVESTMENT TRUSTS - 1.12%
3,548	American Tower Corp.	345,930

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $264,645) - 1.12%		345,930

SHORT TERM INVESTMENTS - 3.34%
1,030,628	Fidelity Money Market Portfolio Institutional Class 0.08% **	1,030,628

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $1,030,628) - 3.34%		1,030,628

TOTAL INVESTMENTS (Cost $27,174,180) - 99.93%		30,831,634

OTHER ASSETS LESS LIABILITIES - 0.07%		19,289

NET ASSETS - 100.00%		$ 30,850,923

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the coupon at October 31, 2014.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund
Schedule of Investments
October 31, 2014

Shares		Value

COMMON STOCKS - 5.10%

Aircraft Engines & Engine Parts - 0.15%
246	United Technologies Corp.	$ 26,322

Auto Controls for Regulating Residential & Commercial Environments & Appliances - 0.14%
378	Ingersoll-Rand Plc.	23,670

Bottled & Canned Soft Drinks & Carbonated Waters - 0.15%
603	Coca-Cola Enterprises, Inc.	26,140

Computer Storage Devices - 0.34%
687	NetApp, Inc.	29,404
318	SanDisk Corp.	29,937
		59,341
Crude Petroleum & Natural Gas - 0.13%
899	Vanguard Natural Resources, LLC	22,295

Electric & Other Services Combined - 0.14%
483	Wisconsin Energy Corp.	23,986

Electric Services - 0.32%
246	NextEra Energy, Inc.	24,654
514	Pinnacle West Capital Corp.	31,596
		56,250
Hospital & Medical Service Plans - 0.18%
384	Aetna, Inc.	31,684

Household Appliances - 0.17%
167	Whirlpool Corp.	28,732

Life Insurance - 0.17%
528	MetLife, Inc.	28,639

Malt Beverages - 0.21%
481	Molson Coors Brewing Co. Class B	35,777

Mens & Boys Furnishings Work Clothing & Allied Garments - 0.16%
411	V.F. Corp.	27,816

Motor Vehicle Parts & Accessories - 0.18%
346	Lear Corp.	32,005

National Commercial Banks - 0.15%
707	BB&T Corp.	26,781

Natural Gas Distribution - 0.17%
544	Atmos Energy Corp.	28,832

Oil & Gas Field Services, NEC - 0.16%
519	Halliburton Co.	28,618

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.19%
297	Zimmer Holdings, Inc.	33,038

Plastic Material, Synth Resin, Rubber, Cellulos (No Glass) - 0.18%
520	The Dow Chemical Co.	25,688
208	Rayonier Advanced Materials, Inc.	5,934
		31,622
Public Bldg. & Related Furniture - 0.15%
546	Johnson Controls, Inc.	25,799

Railroads, Line-Haul Operating - 0.21%
312	Union Pacific Corp.	36,332

Retail-Apparel & Accessory Stores - 0.24%
395	Hanesbrands, Inc.	41,716

Retail-Grocery Stores - 0.20%
611	The Kroger Co.	34,039

Search, Detection, Navagation, Guidance, Aeronautical Systems - 0.15%
256	Raytheon Co.	26,593

Services-Help Supply Services - 0.14%
366	Manpower Group, Inc.	24,431

State Commercial Banks - 0.16%
373	State Street Corp.	28,147

Surgical & Medical Instruments & Apparatus - 0.18%
206	3M Co.	31,677

Telephone Communications ( No Radio Telephone) - 0.19%
1,293	Consolidated Communications Holdings, Inc.	33,489

Water Supply - 0.19%
623	American Water Works Co.	33,250

TOTAL FOR COMMON STOCKS (Cost $697,714) - 5.10%		887,021

CLOSED-END MUTUAL FUNDS - 3.28%
7,481	BlackRock Floating Rate Income Strategies Fund	102,789
8,407	BlackRock Limited Duration Income Trust Fund	135,605
5,580	Blackstone Gso Long-Short Credit Income Fund	91,903
9,690	Calamos Strategic Total Return Fund	114,536
15,000	Putnam High Income Securities Fund	125,700

TOTAL FOR CLOSED-END MUTUAL FUNDS (Cost $560,405) - 3.28%		570,533

CORPORATE BONDS - 17.98%
250,000	American International Group, Inc. 4.875%, 06/01/2022	278,848
200,000	Avon Products, Inc. 5.75%, 03/01/2018	209,199
100,000	Ball Corp. 6.75%, 09/15/2020	104,750
65,000	Bb&t Corp. 4.90%, 06/30/2017	70,687
150,000	Buckeye Partners, L.P. 5.50%, 08/15/19	165,665
150,000	ConocoPhillips 5.75%, 02/01/2019	172,558
100,000	Devon Energy Corp. 6.30%, 01/15/2019	115,649
283,000	Dr. Horton, Inc. 3.75%, 03/01/2019	283,354
70,000	Fifth Third Bancorp 4.50%, 06/01/2018	75,730
150,000	Freeport McMoran Copper & Gold, Inc. 2.375%, 03/15/2018	150,802
50,000	Hartford Financial Services Group, Inc. 5.50%, 10/15/2016	54,168
100,000	HSBC USA, Inc. 2.625%, 09/24/2018	103,087
100,000	Jabil Circuit, Inc. 7.75%, 07/15/2016	109,375
50,000	Johnson Controls, Inc. 5.50%, 01/15/2016	52,815
150,000	L-3 Communications Corp. 3.95%, 11/15/2016	157,851
200,000	Morgan Stanley 1.25%, 12/15/2015 **	200,370
200,000	Newfield Exploration Co. 6.875%, 02/01/2020	207,500
100,000	ONEOK Partners L.P. 3.25%, 2/01/2016	102,681
70,000	Regions Financial Corp. 5.75%, 06/15/2015	71,996
150,000	Regions Financial Corp. 7.75%, 11/10/2014	150,152
175,000	Transocean Inc. 6.00%, 03/15/2018 (Cayman Islands)	186,584
100,000	Wyndham Worldwide Corp. 4.25%, 03/01/2022	100,912

TOTAL FOR CORPORATE BONDS (Cost $3,079,682) - 17.98%		3,124,733

EXCHANGE TRADED FUNDS - 4.62%
10,141	iShares S&P U.S. Preferred Stock Index Fund	403,105
12,895	ProShares Short 7-10 Year Treasury *	400,324

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $800,316) - 4.62%		803,429

LIMITED PARTNERSHIPS - 0.96%
407	Alliance Holdings GP L.P.	27,945
336	Buckeye Partners, L.P.	25,334
526	Energy Transfer Partners L.P.	33,890
726	Enterprise Products Partners L.P.	26,789
572	Global Partners L.P.	23,383
359	Magellan Midstream Partners L.P.	29,391

TOTAL FOR LIMITED PARTNERSHIPS (Cost $107,924) - 0.96%		166,732

MUNICIPAL BONDS - 7.64%
39,944	Colorado Housing & Finance Authority 5.22%, 05/01/2036	40,222
80,000	Delaware State Housing Authority 2.75%, 12/01/2041	76,948
190,000	Florida Home Loan Corp. 5.05%, 07/01/2026	195,390
250,000	Kentucky State Housing Corp. 3.168%, 01/01/2020	263,355
100,000	King County Washington School District #411 Issaquah 1.293%, 12/01/2018	98,950
40,000	Maryland State Community Dev. Admin. Dept. 5.75%, 09/01/2039	41,330
80,000	Maryland State Community Dev. Admin. Dept. 6.50%, 03/01/2043	82,998
150,000	Massachusetts Housing Finance Agency 3.279%, 12/01/2020	153,098
10,000	Missouri State Housing Dev, Single Family 6.25%, 09/01/2032	10,035
45,000	Missouri State Housing Dev. Single Family 5.83%, 09/01/2017	46,406
20,000	New Hampshire State Housing & Finance 5.533%, 07/01/2037	20,295
10,000	New Mexico Mortgage Finance Authority 6.35%, 01/01/2028	10,450
70,000	North Carolina State Housing 4.00%, 01/01/ 2034	71,306
175,000	North Carolina State Housing 4.65%, 07/01/2021	180,570
35,000	Vancouver Washington Housing Authority 3.574%, 03/01/2016	35,745

TOTAL FOR MUNICIPAL BONDS (Cost $1,323,436) - 7.64%		1,327,098

PREFERRED SECURITIES - 17.82%
4,000	Aegon N.V. PFD 6.500%, 12/31/2049	101,920
6,500	Allied Capital Corp. PFD 6.875%, 04/15/2047	163,865
3,907	American Capital Agency Corp. PFD 8.00%, 12/31/2049	100,293
4,000	American Financial Group, Inc. PFD 7.00%, 09/30/2050	104,860
4,000	Amtrust Financial Services, Inc. Series A PFD 6.75%, 12/31/2049	95,120
4,132	Annaly Capital Management, Inc. Series C PFD 7.625%, 12/31/2049	101,854
4,400	Ashford Hospitality Trust Series A PFD 8.55%, 12/31/2049	112,200
3,795	Ashford Hospitality Trust Series E PFD 9.00%, 12/31/2049	102,086
4,000	Aspen Insurance Holdings Ltd. PFD 7.401%, 12/31/2049 ** (Bermuda)	107,720
4,000	Aviva PLC PFD 8.25%, 12/01/2041	112,080
5,000	Corporate Office Properties Trust Series L PFD 7.375%, 12/31/2049	130,050
6,000	DuPoint Fabros Tech Inc. Series A PFD 7.875%, 12/31/2049	153,600
5,000	Endurance Specialty Holdings Series B PFD 7.50%, 12/31/2049 (Bermuda)	133,350
7,000	First Potomac Realty Trust Series A PFD 7.75%, 12/31/2049	183,068
4,000	Hospitality Properties Trust Series D PFD 7.125%, 12/31/2049	105,480
4,000	HSBC Holdings Plc. PFD 8.125%, 12/31/2049 (United Kingdom)	105,120
3,903	JPMorgan Chase Capital XXIX PFD 6.70%, 04/02/2040	100,385
6,000	Ladenburg Thalmann Financial Services Series A PFD 8.00%, 12/31/2049	149,040
5,500	Maiden Holdings North America Ltd. PFD 8.25%, 6/15/2049	145,255
60,000	PNC Financial Services Group, Inc. PFD 6.75%, 12/31/2049 **	65,490
2,000	Post Properties, Inc. Series A PFD 8.50%, 12/31/2049	127,000
7,250	Stifel Financial Corp. PFD 6.70%, 01/15/2022	183,860
6,000	TCF Financial Co. PFD 7.50%, 12/31/2049	160,560
6,000	Triangle Capital Corp. PFD 7.00%, 03/15/2019	153,060
3,979	Weingarten Realty Investors Series F PFD 6.25%, 12/31/2049	100,764

TOTAL FOR PREFERRED SECURITIES (Cost $3,063,350) - 17.83%		3,098,080

REAL ESTATE INVESTMENT TRUSTS - 1.18%
664	HCP, Inc.	29,196
477	Health Care REIT, Inc.	33,919
426	Home Properties, Inc.	27,396
787	National Retail Properties, Inc.	30,000
866	Omega Healthcare Investors, Inc.	33,047
624	Rayonier, Inc.	20,885
843	Weingarten Realty Investors	30,559

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $171,291) - 1.18%		205,002

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 36.35%
350,000	Federal Farm Credit Banks 3.300%, 06/26/2024	352,311
200,000	Federal Home Loan Mortgage Credit 0.875%, 03/07/2018	197,607
150,000	Federal Home Loan Mortgage Credit 2.375%, 01/13/2022	150,952
184,701	Federal Home Loan Mortgage Credit Class AC CMO 2.25%, 02/15/2028	187,374
3,986	Federal Home Loan Mortgage Credit Pool #1B4069 4.387%, 05/01/2038 **	4,231
32,587	Federal Home Loan Mortgage Credit Pool #407172 2.220%, 09/01/2022 **	32,686
9,413	Federal Home Loan Mortgage Credit Pool #755028 2.415%, 11/01/2018 **	9,746
13,022	Federal Home Loan Mortgage Credit Pool #845590 2.301%, 01/01/2024 **	13,072
15,811	Federal Home Loan Mortgage Credit Pool #845965 2.468%, 01/01/2024 **	16,234
200,000	Federal Home Loans Banks 0.750%, 07/28/2017 **	200,196
400,000	Federal Home Loans Banks 1.000%, 01/30/2018	396,810
400,000	Federal Home Loans Banks 1.500%, 03/27/2019 **	400,778
400,000	Federal Home Loans Banks 2.000%, 05/20/2022 **	400,330
250,000	Federal Home Loans Banks 2.000%, 10/28/2022 **	250,244
400,000	Federal Home Loans Mortgage Corp. 0.500%, 05/13/2016	400,693
350,000	Federal Home Loans Mortgage Corp. 1.750%, 03/12/2020 **	350,558
325,000	Federal National Mortgage Association 3.000%, 03/20/2028 **	326,139
150,000	Federal National Mortgage Association 5.375%, 06/12/2017	167,177
35,441	Federal National Mortgage Association Pool #279880 1.455%, 04/01/2024**	35,505
66,131	Federal National Mortgage Association Pool #462285 2.265%, 06/01/2036**	67,808
24,775	Federal National Mortgage Association Pool #551037 3.046%, 11/01/2020**	25,338
55,917	Federal National Mortgage Association Pool #745776 2.435%, 07/01/2036**	59,983
14,511	Federal National Mortgage Association Pool #791573 2.295%, 08/01/2034**	14,690
55,882	Federal National Mortgage Association Pool #883017 2.424%, 06/01/2036	60,190
79,101	Federal National Mortgage Association Pool #888386 2.333%, 03/01/2038**	84,501
8,891	Federal National Mortgage Association Pool #995350 3.295%, 09/01/2038**	9,560
165,000	FNA 2013-M9 Class Asq2 CMO 1.8248%, 06/25/2018	166,660
164,272	FNR 2013-124 Class BD CMO 2.500%, 12/25/2028	168,096
181,031	FNR 2013-41 Class Ae CMO 2.000%, 07/25/2037	180,678
17,667	Government National Mortgage Association Pool #008062 1.625%, 10/20/2022 **	18,135
58,782	Government National Mortgage Association Pool #008120 1.625%, 01/20/2023 **	60,880
9,759	Government National Mortgage Association Pool #008228 1.625%, 07/20/2023 **	10,008
9,875	Government National Mortgage Association Pool #008259 1.625%, 08/20/2023 **	10,158
35,260	Government National Mortgage Association Pool #008350 1.625%, 01/20/2024 **	36,215
6,762	Government National Mortgage Association Pool #008375 1.625%, 02/20/2024 **	6,964
7,855	Government National Mortgage Association Pool #008395 1.625%, 03/20/2024 **	8,074
3,424	Government National Mortgage Association Pool #008410 1.625%, 04/20/2024 **	3,548
8,034	Government National Mortgage Association Pool #008421 1.625%, 05/20/2024 **	8,279
6,230	Government National Mortgage Association Pool #008502 1.625%, 09/20/2024 **	6,483
10,472	Government National Mortgage Association Pool #008503 1.625%, 09/20/2024 **	10,800
8,065	Government National Mortgage Association Pool #008565 2.000%, 12/20/2024 **	8,373
12,246	Government National Mortgage Association Pool #008567 2.500%, 12/20/2024 **	12,733
29,621	Government National Mortgage Association Pool #008595 2.000%, 02/20/2025 **	30,765
7,441	Government National Mortgage Association Pool #008660 1.625%, 07/20/2025 ***	7,658
22,984	Government National Mortgage Association Pool #080450 1.625%, 09/20/2030 **	23,087
57,731	Government National Mortgage Association Pool #080524 1.625%, 07/20/2031 **	60,017
65,334	Government National Mortgage Association Pool #080569 1.625%, 01/20/2032 **	67,926
7,143	Government National Mortgage Association Pool #080659 1.625%, 12/20/2032 **	7,440
92,412	Government National Mortgage Association Pool #081113 1.625%, 10/20/2034 **	96,300
39,862	Government National Mortgage Association Pool #081727 2.500%, 7/20/2036 **	41,355
83,436	Government National Mortgage Association Pool #082903 2.500%, 08/20/2041	86,989
40	Government National Mortgage Association Pool #184737 9.000%, 06/15/2021	40
659	Government National Mortgage Association Pool #314616 8.500%, 04/15/2022	662
1,833	Government National Mortgage Association Pool #335228 7.500%, 12/15/2023	2,023
650	Government National Mortgage Association Pool #343498 8.000%, 02/15/2023	654
466	Government National Mortgage Association Pool #352081 7.000%, 09/15/2023	513
1,890	Government National Mortgage Association Pool #352837 6.500%, 01/15/2024	2,151
1,456	Government National Mortgage Association Pool #353946 7.000%, 02/15/2024	1,473
1,070	Government National Mortgage Association Pool #426033 6.500%, 04/15/2026	1,218
15,210	Government National Mortgage Association Pool #460203 7.000%, 04/15/2028	16,895
144,166	U.S. Small Business Admin Pool #508527 3.575%, 02/25/2018	148,247
183,434	United States Treasury Inflationary Index Bond 1.875%, 07/15/2015	186,816
176,675	United States Treasury Inflationary Index Bond 2.500%, 07/15/2016	187,192
100,000	United States Treasury Note Bond 2.375%, 02/28/2015	100,742
200,000	United States Treasury Note Bond 2.375%, 07/31/2017	208,234
100,000	United States Treasury Note Bond 3.375%, 11/15/2019	108,344

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $6,283,359) - 36.35%		6,317,538

CALL OPTIONS - 0.03% *
Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price

	Russell 2000 Index
2,800	November 22, 2014 Call @ $1,230.00	4,732

TOTAL FOR CALL OPTIONS (Cost $617) - 0.03% *		4,732

PUT OPTIONS - 0.00%
Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price

	Russell 2000 Index
2,800	November 22, 2014 Put @ $960.00	840

TOTAL FOR PUT OPTIONS (Cost $4,350) - 0.00%		840

SHORT-TERM INVESTMENTS - 4.77%
829,293	Fidelity Money Market Portfolio Institutional Class 0.08% **	829,293

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $829,293) - 4.77%		829,293

TOTAL INVESTMENTS (Cost $16,921,737) - 99.74%		17,335,031

OTHER ASSETS LESS LIABILITIES - 0.26%		45,985

NET ASSETS - 100.00%		$17,381,016

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the coupon at October 31, 2014.
***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2014.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund
Schedule of Options Written
October 31, 2014

CALL OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

Russell 2000 Index
2,800	November 22, 2014 Call @ $1,210.00	$ 12,068

	Total Call Options Written (Premiums Received $1,227)	$ 12,068

PUT OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price	Value

Russell 2000 Index
2,800	November 22, 2014 Put @ $980.00	1,232

	Total Put Options Written (Premiums Received $6,300)	$ 1,232

TOTAL WRITTEN OPTIONS (Premium Received $7,527)		$ 13,300

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund
Schedule of Investments
October 31, 2014

Shares		Value

COMMON STOCKS - 90.14%

Air Transportation, Scheduled - 4.07%
900	Copa Holdings S.A. (Panama)	$ 105,228
9,500	Latam Airlines Group S.A. ADR *	115,900
		221,128
Aircrafts - 1.78%
2,500	Embraer S.A. (Brazil)	96,600

Airports, Flying Fields & Airport Terminal Services - 2.23%
900	Grupo Aeroportuario del Sureste, SAB de CV ADR	121,212

Basic & Diversified Chemicals - 4.52%
40,000	Alfa, SAB de CV (Mexico)	127,318
29,000	Mexichem SAB de CV (Mexico)	118,506
		245,824
Beverages - 1.72%
14,000	Ambev S.A. ADR	93,520

Bottled & Canned Soft Drinks & Carbonated Waters - 3.33%
800	Coca Cola Femsa S.A. de C.V. (Mexico)	84,640
1,000	Fomento Economico ADR	96,240
		180,880
Cement, Hydraulic - 2.30%
10,168	Cemex, S.A.B. de C.V. (Mexico)	125,066

Chemical Manufacturing - 1.92%
7,100	Braskem S.A. ADR	104,157

Commercial Banks, NEC - 10.34%
1,220	Banco de Chile ADR	90,280
5,150	Banco Bradesco ADR	77,147
1,500	Bancolombia S.A. ADR	84,855
5,000	CorpBanca S.A. ADR	101,000
600	Creditcorp Ltd. (Peru)	96,600
17,500	Grupo Financiero Banorte S.A.B. de C.V. (Mexico)	112,143
		562,025
Crude Petroleum & Natural Gas - 1.64%
7,300	Petroleo Brasileiro S.A. ADR Class A	89,279

Electric Services - 5.86%
11,311	Comp Energetica de Minas Gerai ADR	65,378
5,000	CPFL Energia S.A. ADR	74,500
1,800	Empresa Nacional de Electricid ADR	84,024
6,000	Enersis S.A. ADR	94,740
		318,642
Food Manufacturing - 4.53%
12,000	Gruma S.A.B. de C.V. (Mexico) *	131,997
50,000	Grupo Lala SAB de C.V. (Mexico)	114,604
		246,601
Gold & Silver Ores - 1.35%
8,000	Compania de Minas Buenaventura Series B ADR	73,600

Heavy Construction Other Than Building Construction - Contractors - 2.22%
8,800	Promotora y Operadora de Infraestructura SAB de C.V. (Mexico) *	120,754

Household Products - 1.62%
38,000	Kimberly-Clark de Mexico SAB (Mexico)	87,860

Industrial Inorganic Chemicals - 1.48%
3,000	Ecopetrol S.A. ADR	80,400

Meat Packing Plants - 1.92%
4,000	BRF-Brasil Foods S.A. ADR	104,200

Metal Mining - 6.68%
18,000	Banregio Grupo Financiero (Mexico)	103,985
29,000	Grupo Mexico SAB de CV (Mexico)	99,533
3,000	Southern Copper Corp.	86,340
7,300	Vale S.A. ADR	73,657
		363,515
Natural Gas Distribution - 2.02%
18,000	Ienova (Mexico)	110,047

Retail-Bakery Products - 1.83%
34,000	Grupo Bimbo SAB de CV (Mexico)	99,343

Retail-Department Stores - 4.38%
10,600	El Puerto de Liverpool S.A. (Mexico)	124,224
20,000	Grupo Carso S.A.B. de C.V. (Mexico)	114,144
		238,368
Retail-Grocery Stores - 1.46%
1,900	Brasileira de Distribuicao Class A ADR	79,420

State Commercial Banks - 2.02%
7,458	Itau Unibanco Holding S.A. ADR	110,080

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 1.53%
18,400	Gerdau S.A. ADR	83,352

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.30%
2,300	Tenaris S.A. ADR	91,172
4,000	Ternium S.A. ADR	88,040
		179,212
Sugar & Confectionery Products - 1.54%
7,900	Cosan Ltd. Class A (Brazil)	83,661

Telephone Communications (No Radio Telephone) - 6.59%
5,400	America Movil SAB de C.V. ADR	131,814
4,900	Telefonica Brasil S.A. ADR	100,156
4,600	Tim Participacoes S.A. ADR	126,592
		358,562
Television Broadcasting Stations - 2.33%
3,500	Grupo Televisa S.A. ADR	126,490

Water Supply - 1.68%
11,800	Companhia de Saneamento Basico ADR	91,568

Wholesale-Beer, Wine & Distilled Alcoholic Beverages - 1.95%
2,800	Vina Concha Y Toro S.A.VCO ADR	105,840

TOTAL FOR COMMON STOCKS (Cost $5,154,220) - 90.14%		4,901,206

EXCHANGE TRADED FUNDS - 3.16%
4,900	Global X InterBolsa FTSE Colombia	86,044
2,600	iShares MSCI All Peru Capped Index Fund	86,086

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $205,708) - 3.16%		172,130

REAL ESTATE INVESTMENT TRUSTS - 4.11%
33,000	Fibra Uno Admistracion S.A. (Mexico)	114,560
60,000	Macquarie Mexico Real Estate Management SA de CV (Mexico)	108,863

REAL ESTATE INVESTMENT TRUSTS (Cost $235,463) - 4.11%		223,423

SHORT TERM INVESTMENTS - 2.15%
116,897	Fidelity Money Market Portfolio Institutional Class 0.08% **	116,897

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $116,897) - 2.15%		116,897

TOTAL INVESTMENTS (Cost $5,712,288) - 99.56%		5,413,656

OTHER ASSETS LESS LIABILITIES - 0.44%		23,905

NET ASSETS - 100.00%		$ 5,437,561

Country Breakdown - as a % of Total Investments
3.3%	Brazil
35.1%	Mexico
1.9%	Panama
1.8%	Peru
57.9%	United States ***

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the coupon at October 31, 2014.
*** Represents ADRs of securities of Latin American issuers and exchange traded funds that invest in Latin American issuers with the exception of the Fund's short-term investments.
ADR - American Depository Receipt. ADRs are issued in the United States.
The accompanying notes are an integral part of these financial statements.

Epiphany Funds
Statements of Assets and Liabilities
As of October 31, 2014

Assets:	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund
Investments in Securities, at Value
(Cost $27,174,180; $16,921,737; & $5,712,288, respectively)	$ 30,831,634	$ 17,335,031	$ 5,413,656
Cash	-	8,305	-
Receivables:
Dividends and Interest	25,287	83,077	7,703
Receivable from Advisor	151	506	-
Shareholder Subscriptions	2,027	12,553	29,000
Prepaid Expenses	15,719	14,065	5,775
Total Assets	30,874,818	17,453,537	5,456,134
Liabilities:
Payables:
Options Written, at Value (Premium Received $0, $7,527, and $0, respectively)	-	13,300	-
Shareholder Redemptions	798	37,749	-
Advisory Fees	-	-	2,283
Distribution Fees	3,726	1,138	441
Trustee Fees	985	1,000	983
Accrued Expenses	18,386	19,334	14,866
Total Liabilities	23,895	72,521	18,573
Net Assets	$ 30,850,923	$ 17,381,016	$ 5,437,561

Net Assets Consist of:
Paid In Capital	$ 24,926,869	$ 16,799,246	$ 6,010,344
Accumulated Undistributed Net Investment Income (Loss)	(7,056)	139,096	4,313
Accumulated Undistributed Realized Gain (Loss) on Investments	2,273,656	35,153	(278,464)
Unrealized Appreciation (Depreciation) in Value of Investments	3,657,454	407,521	(298,632)
Net Assets	$ 30,850,923	$ 17,381,016	$ 5,437,561

Net Asset Value Per Share

Class N
Net Assets	$ 19,282,704	$ 11,277,080	$ 4,338,226
Shares of beneficial interest outstanding	1,500,724	1,067,138	486,341
Net asset value per share	$ 12.85	$ 10.57	$ 8.92
Redemption price per share (a)	$ 12.59	$ 10.36	$ 8.74

Class A
Net Assets	$ 4,223,429	$ 5,500,798	$ 1,084,510
Shares of beneficial interest outstanding	327,950	517,746	121,427
Net asset value per share	$ 12.88	$ 10.62	$ 8.93
Redemption price per share (a)	$ 12.62	$ 10.41	$ 8.75
Offering price per share (maximum sales charge of 5.00%)	$ 13.56	$ 11.18	$ 9.40

Class C
Net Assets	$ 7,344,790	$ 603,138	$ 14,825
Shares of beneficial interest outstanding	579,136	57,159	1,658
Net asset value per share (b)	$ 12.68	$ 10.55	$ 8.94
Redemption price per share (a)	$ 12.43	$ 10.34	$ 8.76

(a) A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.
(b) A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.
The accompanying notes are an integral part of these financial statements.

Epiphany Funds
Statements of Operations
For the fiscal year ended October 31, 2014

	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund
Investment Income:
Dividends (a)	$ 484,756	$ 275,699	$ 154,604
Interest	507	232,644	73
Total Investment Income	485,263	508,343	154,677

Expenses:
Advisory Fees	205,648	79,940	51,009
Distribution Fees:
Class N	41,579	27,093	9,932
Class A	9,733	11,360	2,783
Class C	68,953	6,065	149
Transfer Agent	47,735	35,363	21,062
Administrative	15,325	14,766	14,795
Registration	30,823	30,450	16,229
Audit	8,648	8,049	9,448
Shareholder Service (Non 12b-1)	1,004	1,000	1,001
Legal	8,980	11,069	9,397
Custody	7,549	8,550	8,231
Printing	4,124	2,799	1,729
Insurance	7,120	5,379	2,326
Compliance Officer	15,392	17,084	14,341
Trustee	9,358	9,541	9,524
Other	9,926	11,703	7,691
Total Expenses	491,897	280,211	179,647
Fees Waived and Reimbursed by the Advisor	(28,886)	(75,814)	(90,269)
Net Expenses	463,011	204,397	89,378

Net Investment Income	22,252	303,946	65,299

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,327,053	1,561	(155,308)
Realized Capital Gains from Underlying Investments	-	28,304	-
Realized Gain on Options Written and Purchased	-	26,527	-
Net Change in Unrealized Appreciation (Depreciation) on Investments,
Options and Foreign Currency Transactions	887,224	295,694	(186,039)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	3,214,277	352,086	(341,347)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 3,236,529	$ 656,032	$ (276,048)

(a) Net of Foreign withholding taxes of $0, $0, and $8,159, respectively.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2014	10/31/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 22,252	$ 72,032
Net Realized Gain on Investments and Options	2,327,053	2,739,837
Net Change in Unrealized Appreciation on Investments	887,224	1,335,253
Net Increase in Net Assets Resulting from Operations	3,236,529	4,147,122

Distributions to Shareholders from:
Net Investment Income:
Class N	(52,878)	(94,654)
Class A	(12,497)	(12,313)
Class C	-	(110)
Realized Gains:
Class N	(1,605,426)	(200,689)
Class A	(395,585)	(22,302)
Class C	(738,903)	(2,623)
Net Change in Net Assets from Distributions	(2,805,289)	(332,691)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	5,638,490	4,600,330
Class A	1,081,151	1,878,219
Class C	495,040	5,904,857
Shares Issued on Reinvestment of Dividends
Class N	1,537,648	286,378
Class A	384,480	29,245
Class C	738,904	2,733
Cost of Shares Redeemed:
Class N	(2,160,177)	(5,339,305)
Class A	(624,362)	(394,756)
Class C	(459,140)	(117,616)
Redemption Fees	2,907	2,121
Net Increase from Shareholder Activity	6,634,941	6,852,206

Net Assets:
Net Increase in Net Assets	7,066,181	10,666,637
Beginning of Period	23,784,742	13,118,105
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(60,094) and $(16,971), respectively)	$ 30,850,923	$ 23,784,742

Share Activity
Class N:
Shares Sold	457,981	394,438
Shares Reinvested	131,031	27,689
Shares Redeemed	(176,767)	(465,632)
Net Increase/(Decrease) in Shares of Beneficial Interest Outstanding	412,245	(43,505)

Class A:
Shares Sold	86,951	160,307
Shares Reinvested	32,683	2,797
Shares Redeemed	(49,346)	(36,290)
Net Increase in Shares of Beneficial Interest Outstanding	70,288	126,814

Class C:
Shares Sold	40,108	507,770
Shares Reinvested	63,589	270
Shares Redeemed	(37,706)	(9,641)
Net Increase in Shares of Beneficial Interest Outstanding	65,991	498,399

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2014	10/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 303,946	$ 370,023
Net Realized Gain on Investments	56,392	11,870
Net Change in Unrealized Appreciation (Depreciation) on Investments	295,694	(242,070)
Net Increase in Net Assets Resulting from Operations	656,032	139,823

Distributions to Shareholders from:
Net Investment Income:
Class N	(195,170)	(210,203)
Class A	(82,118)	(65,226)
Class C	(7,325)	(7,209)
Realized Gains:
Class N	-	(19,471)
Class A	-	(5,505)
Class C	-	(748)
Net Change in Net Assets from Distributions	(284,613)	(308,362)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	2,010,491	1,721,031
Class A	2,037,628	1,603,111
Class C	123,932	192,808
Shares Issued on Reinvestment of Dividends
Class N	189,783	220,315
Class A	71,034	60,488
Class C	7,202	7,814
Cost of Shares Redeemed:
Class N	(1,138,305)	(1,960,059)
Class A	(398,591)	(408,161)
Class C	(110,583)	(5,104)
Redemption Fees	79	1,538
Net Increase from Shareholder Activity	2,792,670	1,433,781

Net Assets:
Net Increase in Net Assets	3,164,089	1,265,242
Beginning of Period	14,216,927	12,951,685
End of Period (Including Accumulated Undistributed Net
Investment Income of $139,096 and $119,763, respectively)	$ 17,381,016	$ 14,216,927

Share Activity
Class N:
Shares Sold	191,987	167,779
Shares Reinvested	18,104	21,114
Shares Redeemed	(108,671)	(187,257)
Net Increase in Shares of Beneficial Interest Outstanding	101,420	1,636

Class A:
Shares Sold	193,315	152,866
Shares Reinvested	6,743	5,769
Shares Redeemed	(37,887)	(39,076)
Net Increase in Shares of Beneficial Interest Outstanding	162,171	119,559

Class C:
Shares Sold	11,843	18,380
Shares Reinvested	688	749
Shares Redeemed	(10,492)	(488)
Net Increase in Shares of Beneficial Interest Outstanding	2,039	18,641

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2014	10/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 65,299	$ 33,299
Net Realized Loss on Investments and Foreign Currency Transactions	(155,308)	(109,933)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(186,039)	(95,889)
Net Decrease in Net Assets Resulting from Operations	(276,048)	(172,523)

Distributions to Shareholders from:
Net Investment Income:
Class N	(39,573)	(31,820)
Class A	(11,177)	(7,083)
Class C	-	-
Net Change in Net Assets from Distributions	(50,750)	(38,903)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	1,182,997	2,549,933
Class A	166,851	1,209,906
Class C	2,460	13,500
Shares Issued on Reinvestment of Dividends
Class N	39,483	31,678
Class A	10,979	7,058
Class C	-	-
Cost of Shares Redeemed:
Class N	(437,361)	(341,300)
Class A	(137,224)	(42,520)
Class C	(1,500)	-
Redemption Fees	202	158
Net Increase from Shareholder Activity	826,887	3,428,413

Net Assets:
Net Increase in Net Assets	500,089	3,216,987
Beginning of Period	4,937,472	1,720,485
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $4,313 and $(8,805), respectively)	$ 5,437,561	$ 4,937,472

Share Activity
Class N:
Shares Sold	129,460	255,327
Shares Reinvested	4,189	3,675
Shares Redeemed	(48,881)	(35,779)
Net Increase in Shares of Beneficial Interest Outstanding	84,768	223,223

Class A:
Shares Sold	18,126	120,362
Shares Reinvested	1,164	818
Shares Redeemed	(15,215)	(4,427)
Net Increase in Shares of Beneficial Interest Outstanding	4,075	116,753

Class C:
Shares Sold	284	1,447
Shares Reinvested	-	-
Shares Redeemed	(173)	-
Net Increase in Shares of Beneficial Interest Outstanding	111	1,447

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended
	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010

Net Asset Value, at Beginning of Period	$ 12.82	$ 10.27	$ 9.27	$ 8.85	$ 7.63

Income From Investment Operations:
Net Investment Income *	0.03	0.07	0.10	0.07	0.04
Net Gain on Securities (Realized and Unrealized)	1.49	2.74	0.99	0.40	1.22
Total from Investment Operations	1.52	2.81	1.09	0.47	1.26

Distributions:
From Net Investment Income	(0.05)	(0.08)	(0.09)	(0.05)	(0.04)
From Net Realized Gain	(1.44)	(0.18)	-	-	-
Total from Distributions	(1.49)	(0.26)	(0.09)	(0.05)	(0.04)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 12.85	$ 12.82	$ 10.27	$ 9.27	$ 8.85

Total Return **	12.96%	27.97%	11.85%	5.31%	16.53%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 19,283	$ 13,952	$ 11,622	$ 8,608	$ 5,374
Before Waiver
Ratio of Expenses to Average Net Assets	1.60%	2.20%	2.43%	3.16%	3.77%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	(0.11%)	0.07%	(0.90%)	(1.64%)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.57%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	0.59%	1.00%	0.69%	0.43%
Portfolio Turnover	70%	83%	47%	84%	174%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended
	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010

Net Asset Value, at Beginning of Period	$ 12.84	$ 10.29	$ 9.28	$ 8.87	$ 7.62

Income From Investment Operations:
Net Investment Income *	0.03	0.06	0.10	0.07	0.03
Net Gain on Securities (Realized and Unrealized)	1.50	2.75	1.00	0.39	1.25
Total from Investment Operations	1.53	2.81	1.10	0.46	1.28

Distributions:
From Net Investment Income	(0.05)	(0.09)	(0.09)	(0.05)	(0.03)
From Net Realized Gain	(1.44)	(0.17)	-	-	-
Total from Distributions	(1.49)	(0.26)	(0.09)	(0.05)	(0.03)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 12.88	$ 12.84	$ 10.29	$ 9.28	$ 8.87

Total Return **	13.01%	27.87%	11.93%	5.21%	16.88%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,223	$ 3,309	$ 1,346	$ 518	$ 199
Before Waiver
Ratio of Expenses to Average Net Assets	1.60%	2.10%	2.38%	3.24%	3.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%	(0.11%)	0.07%	(0.93%)	(1.70%)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.56%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	0.49%	0.96%	0.75%	0.36%
Portfolio Turnover	70%	83%	47%	84%	174%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended
	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010

Net Asset Value, at Beginning of Period	$ 12.71	$ 10.19	$ 9.20	$ 8.80	$ 7.62

Income From Investment Operations:
Net Investment Income (Loss) *	(0.06)	(0.07)	0.02	(0.01)	(0.02)
Net Gain on Securities (Realized and Unrealized)	1.47	2.77	0.99	0.41	1.21
Total from Investment Operations	1.41	2.70	1.01	0.40	1.19

Distributions:
From Net Investment Income	-	(0.01)	(0.02)	-	(0.01)
From Net Realized Gain	(1.44)	(0.17)	-	-	-
Total from Distributions	(1.44)	(0.18)	(0.02)	-	(0.01)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 12.68	$ 12.71	$ 10.19	$ 9.20	$ 8.80

Total Return **	12.16%	27.01%	10.98%	4.55%	15.57%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,345	$ 6,524	$ 150	$ 55	$ 83
Before Waiver
Ratio of Expenses to Average Net Assets	2.35%	2.59%	3.15%	3.82%	4.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.58%)	(0.89%)	(0.74%)	(1.62%)	(2.29%)
After Waiver
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.25%	2.33%	2.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.47%)	0.55%	0.16%	0.13%	0.23%
Portfolio Turnover	70%	83%	47%	84%	174%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended					Period Ended
	10/31/2014	10/31/2013	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.32	$ 10.46	$ 10.21	$ 10.26		$ 10.00

Income From Investment Operations:
Net Investment Income *	0.20	0.29	0.32	0.37		0.24
Net Gain (Loss) on Securities (Realized and Unrealized)	0.24	(0.19)	0.24	(0.07)		0.22
Total from Investment Operations	0.44	0.10	0.56	0.30		0.46

Distributions:
From Net Investment Income	(0.19)	(0.22)	(0.31)	(0.35)		(0.20)
From Net Realized Gain	-	(0.02)	-	-	***	-
Total from Distributions	(0.19)	(0.24)	(0.31)	(0.35)		(0.20)

Redemption Fees ***	-	-	-	-		-

Net Asset Value, at End of Period	$ 10.57	$ 10.32	$ 10.46	$ 10.21		$ 10.26

Total Return **	4.27%	0.93%	5.57%	3.04%		4.70%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,277	$ 9,961	$ 10,089	$ 8,816		$ 3,832
Before Waiver
Ratio of Expenses to Average Net Assets	1.72%	1.75%	2.19%	3.15%		5.27%	(b)
Ratio of Net Investment Income to Average Net Assets	1.44%	2.25%	2.18%	1.73%		(0.16%)	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%		1.25%	(b)
Ratio of Net Investment Income to Average Net Assets	1.91%	2.75%	3.12%	3.63%		3.86%	(b)
Portfolio Turnover	27%	47%	56%	53%		35%	(c)

(a) The Epiphany FFV Strategic Income Fund Class N commenced operations on March 1, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended					Period Ended
	10/31/2014	10/31/2013	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.37	$ 10.51	$ 10.24	$ 10.27		$ 10.00

Income From Investment Operations:
Net Investment Income *	0.20	0.28	0.32	0.38		0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.24	(0.19)	0.25	(0.08)		0.26
Total from Investment Operations	0.44	0.09	0.57	0.30		0.31

Distributions:
From Net Investment Income	(0.19)	(0.21)	(0.30)	(0.33)		(0.04)
From Net Realized Gain	-	(0.02)	-	-	***	-
Total from Distributions	(0.19)	(0.23)	(0.30)	(0.33)		(0.04)

Redemption Fees ***	-	-	-	-		-

Net Asset Value, at End of Period	$ 10.62	$ 10.37	$ 10.51	$ 10.24		$ 10.27

Total Return **	4.23%	0.89%	5.61%	3.05%		3.20%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,501	$ 3,688	$ 2,481	$ 752		$ 41
Before Waiver
Ratio of Expenses to Average Net Assets	1.72%	2.26%	2.16%	3.05%		4.29%	(b)
Ratio of Net Investment Income to Average Net Assets	1.40%	1.65%	2.15%	1.94%		1.06%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%		1.25%	(b)
Ratio of Net Investment Income to Average Net Assets	1.88%	2.67%	3.06%	3.73%		4.10%	(b)
Portfolio Turnover	27%	47%	56%	53%		35%	(c)

(a) The Epiphany FFV Strategic Income Fund Class A commenced operations on July 28, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended					Period Ended
	10/31/2014	10/31/2013	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.31	$ 10.46	$ 10.20	$ 10.26		$ 10.00

Income From Investment Operations:
Net Investment Income *	0.13	0.20	0.23	0.30		-	***
Net Gain (Loss) on Securities (Realized and Unrealized)	0.24	(0.18)	0.25	(0.08)		0.26
Total from Investment Operations	0.37	0.02	0.48	0.22		0.26

Distributions:
From Net Investment Income	(0.13)	(0.15)	(0.22)	(0.28)		-
From Net Realized Gain	-	(0.02)	-	-	***	-
Total from Distributions	(0.13)	(0.17)	(0.22)	(0.28)		-

Redemption Fees ***	-	-	-	-		-

Net Asset Value, at End of Period	$ 10.55	$ 10.31	$ 10.46	$ 10.20		$ 10.26

Total Return **	3.57%	0.16%	4.80%	2.23%		2.70%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 603	$ 568	$ 382	$ 126		$ 12
Before Waiver
Ratio of Expenses to Average Net Assets	2.48%	2.49%	2.92%	3.74%		6.18%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80%	1.40%	1.34%	1.18%		(2.26%)	(b)
After Waiver
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.01%		2.00%	(b)
Ratio of Net Investment Income to Average Net Assets	1.28%	1.90%	2.25%	2.91%		1.92%	(b)
Portfolio Turnover	27%	47%	56%	53%		35%	(c)

(a) The Epiphany FFV Strategic Income Fund Class C commenced operations on July 28, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended		Period Ended
	10/31/2014	10/31/2013	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 9.48	$ 9.61	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.12	0.11	0.03
Net Loss on Securities (Realized and Unrealized)	(0.59)	(0.14)	(0.35)
Total from Investment Operations	(0.47)	(0.03)	(0.32)

Distributions:
From Net Investment Income	(0.09)	(0.10)	(0.07)
From Net Realized Gain	-	-	-
Total from Distributions	(0.09)	(0.10)	(0.07)

Redemption Fees ***	-	-	-

Net Asset Value, at End of Period	$ 8.92	$ 9.48	$ 9.61

Total Return **	(5.01%)	(0.18%)	(3.12%)	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,338	$ 3,808	$ 1,714
Before Waiver
Ratio of Expenses to Average Net Assets	3.51%	4.65%	11.40%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49%)	(1.79%)	(9.08%)	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	1.11%	0.56%	(c)
Portfolio Turnover	17%	11%	3%	(b)

(a) The Epiphany FFV Latin America Fund Class N commenced investment operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended		Period Ended
	10/31/2014	10/31/2013	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 9.50	$ 9.59	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.12	0.07	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.60)	(0.08)	(0.24)
Total from Investment Operations	(0.48)	(0.01)	(0.32)

Distributions:
From Net Investment Income	(0.09)	(0.08)	(0.09)
From Net Realized Gain	-	-	-
Total from Distributions	(0.09)	(0.08)	(0.09)

Redemption Fees ***	-	-	-

Net Asset Value, at End of Period	$ 8.93	$ 9.50	$ 9.59

Total Return **	(5.08%)	(0.04%)	(3.14%)	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,085	$ 1,115	$ 6
Before Waiver
Ratio of Expenses to Average Net Assets	3.55%	3.90%	10.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49%)	(1.41%)	(10.06%)	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	0.74%	(1.30%)	(c)
Portfolio Turnover	17%	11%	3%	(b)

(a) The Epiphany FFV Latin America Fund Class A commenced investment operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Fiscal Years Ended		Period Ended
	10/31/2014	10/31/2013	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 9.47	$ 9.57	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.05	(0.12)	(0.13)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.58)	0.02	(0.23)
Total from Investment Operations	(0.53)	(0.10)	(0.36)

Distributions:
From Net Investment Income	-	-	(0.07)
From Net Realized Gain	-	-	-
Total from Distributions	-	-	(0.07)

Redemption Fees ***	-	-	-

Net Asset Value, at End of Period	$ 8.94	$ 9.47	$ 9.57

Total Return **	(5.60%)	(1.04%)	(3.54%)	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15	$ 15	$ 1
Before Waiver
Ratio of Expenses to Average Net Assets	4.25%	4.48%	12.71%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.19%)	(3.28%)	(12.37%)	(c)
After Waiver
Ratio of Expenses to Average Net Assets	2.50%	2.50%	2.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	(1.30%)	(2.16%)	(c)
Portfolio Turnover	17%	11%	3%	(b)

(a) The Epiphany FFV Latin America Fund Class C commenced investment operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2014

1.  ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  The Trust currently consists of three funds: the Epiphany FFV Fund (“FFV Fund”); the Epiphany FFV Strategic Income Fund (“Strategic Income Fund”), and Epiphany FFV Latin America Fund (“Latin America Fund”), (individually “Fund” and collectively the “Funds”).  The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  Each of the Funds is registered to offer three classes of shares, Class N, Class A and Class C.  Each class differs as to sales and redemption charges, minimum investment amounts and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

Each of the Funds is a diversified Fund and has a separate investment objective.  The investment objective of the FFV Fund is to seek long-term growth of capital.  The investment objective of the Strategic Income Fund is to seek income from investments in income-producing securities.  The investment objective of Latin America Fund is to seek long-term growth of capital. Each Fund invests in securities issued by corporations that demonstrate a commitment to faith and family values as measured by the FFV Scorecard®.  The focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The screening is consistent with the USCCB Socially Responsible Investment Guidelines. Business practices are screened in four major areas: Life and Family Exclusions, Social Justice, Environmental Record, and Corporate Governance Practices. The screening process first excludes companies with business activities that are prohibited in the life and family exclusions. Companies that pass the initial screening are then additionally scored to determine their impact on society.  The investment adviser to the Funds is Trinity Fiduciary Partners LLC (the "Adviser").  The sub-adviser to the Strategic Income Fund is Dana Investment Advisors, Inc.  (the “Sub-Adviser”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  The policies are in conformity with accounting principles generally accepted in the United States of America.

Securities Valuations – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Options Transactions - The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Funds.  The ability of the Funds to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  See Note 5 for details on options transactions entered into during the year for the Funds.

Federal Income Tax - The Trust has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2011-2013 returns and in the Funds’ 2014 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify its major tax jurisdictions as U.S. Federal and Ohio State.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations.  During the year ended October 31, 2014, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents - The Funds maintain their cash in an account at a regional bank which, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and believe it is not exposed to any significant credit risk on its cash deposits.

Distribution to Shareholders - The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
FFV Fund	Quarterly	Annually
Strategic Income Fund	Monthly	Annually
Latin America Fund	Quarterly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Other - Investment and shareholder transactions are recorded on trade date.  The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  When a security in a Fund distributes a non-cash dividend, the non-cash dividend is included in the Fund’s income and the cost basis of the security is adjusted accordingly.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Share Class Accounting - Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective class shares of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

3.  SECURITIES VALUATIONS

Processes and Structure

The Trust’s Board of Trustees has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Funds’ investment advisor to apply those methods in making fair value determination, subject to Board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Adviser and the Sub-Adviser are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser or the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value.  The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts, limited partnerships). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Valuation of Fund of Funds- The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy

Fixed income securities (corporate bonds, structured notes and municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. government securities – U.S. government securities are normally valued using a similar model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

U.S. agency securities - U.S. agency securities comprise two main categories consisting of agency-issued debt and mortgage pass-throughs.  Agency-issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Derivative instruments - Listed derivatives, including options, which are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

The following is a summary of inputs used as of October 31, 2014 in valuing the Funds’ investments carried at value:

FFV Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$28,951,716	$ -	$ -	$28,951,716
Limited Partnerships	503,360	-	-	503,360
Real Estate Investment Trusts	345,930	-	-	345,930
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	1,030,628	-	-	1,030,628
	$30,831,634	$ -	$ -	$30,831,634

Strategic Income Fund
Investments in Securities - Assets	Level 1	Level 2	Level 3	Total

Common Stocks	$887,021	$ -	$ -	$887,021
Closed-End Mutual Funds	570,533			570,533
Corporate Bonds	-	3,124,733	-	3,124,733
Exchange Traded Funds	803,429	-	-	803,429
Limited Partnerships	166,732	-	-	166,732
Municipal Bonds	-	1,327,098	-	1,327,098
Preferred Securities	3,098,080	-	-	3,098,080
Real Estate Investment Trusts	205,002	-	-	205,002
Call Options	4,732	-	-	4,732
Put Options	840	-	-	840
U.S. Government Agencies and Obligations	-	6,317,538	-	6,317,538
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	829,293	-	-	829,293
	$6,565,662	$10,769,369	$ -	$17,335,031

Strategic Income Fund
Investments in Securities - Liabilities	Level 1	Level 2	Level 3	Total

Call Options Written	$12,068	$ -	$ -	$12,068
Put Options Written	1,232	-	-	1,232
	$13,300	$ -	$ -	$13,300

Latin America Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$4,901,206	$ -	$ -	$4,901,206
Exchange Traded Funds	172,130	-	-	172,130
Real estate Investment Trusts	223,423	-	-	223,423
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	116,897	-	-	116,897
	$5,413,656	$ -	$ -	$5,413,656

The Funds did not hold any Level 3 assets during the year ended October 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
FFV Fund	$ 22,258,373	$ 18,792,423
Strategic Income Fund	7,351,818	4,186,465
Latin America Fund	1,650,163	858,649

For the year ended October 31, 2014, aggregate purchases and sales of purchased options for the Strategic Income Fund were $40,969 and $139,524, respectively.  For the year ended October 31, 2014, aggregate purchases and sales of written options for the Strategic Income Fund were $47,082 and $52,864, respectively.

5.  OPTION TRANSACTIONS

The number of option contracts written and the premiums received by the Strategic Income Fund during the year ended October 31, 2014, was as follows:

	Number of Contracts	Premiums Received
Options outstanding, October 31, 2013	400	$ 70,627
Options written	163	52,864
Options exercised	-	-
Options expired	-	-
Options closed	(507)	(115,964)
Options outstanding, October 31, 2014	56	$ 7,527

The number of option contracts purchased and the premiums received by the Strategic Income Fund during the year ended October 31, 2014, was as follows:

	Number of Contracts	Premiums Paid
Options outstanding, October 31, 2013	400	$ 108,144
Options purchased	443	79,638
Options exercised	-	-
Options expired	-	-
Options terminated	(787)	(182,815)
Options outstanding, October 31, 2014	56	$ 4,967

As of October 31, 2014, the amount of unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $(9,283) and $26,527, respectively for the Strategic Income Fund.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.

6.  ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners LLC serves as the Funds’ investment adviser.   Sam Saladino, a Trustee of the Trust, is also the Chief Executive Officer of the Adviser.

Trinity Fiduciary Partners LLC acts as investment adviser for the Funds pursuant to the terms of a Management Agreement (the "Management Agreement") with the Trust.  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the FFV Fund, 0.50% of the average daily net assets of the Strategic Income Fund, and 1.00% of the average daily net assets of the Latin America Fund. Pursuant to a sub-advisory agreement, the Adviser pays the sub-adviser, Dana Investment Advisors, Inc., a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the current annual rate of 0.10% of the average daily net assets of the Strategic Income Fund.  For the year ended October 31, 2014, the Adviser earned management fees of, and owed the Funds the following:

FFV Fund

Management fees earned for the period ended October 31, 2014
Class N	$124,736
Class A	$ 29,197
Class C	$ 51,715
Total	$205,648
Amounts Owed by the Adviser to the Fund at October 31, 2014: $151

Strategic Income Fund

Management Fees Earned for the period ended October 31, 2014
Class N	$54,187
Class A	$22,720
Class C	$ 3,033
Total	$79,940
Amounts Owed by the Adviser to the Fund at October 31, 2014: $506

Latin America Fund

Management Fees Earned for the period ended October 31, 2014
Class N	$39,730
Class A	$11,130
Class C	$ 149
Total	$51,009
Amounts Owed to the Adviser by the Fund at October 31, 2014: $2,283

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive, at least until February 28, 2015, a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.50%, 2.25%, and 1.50% per annum for Class A, C, and N, respectively, of the FFV Fund’s, 1.75%, 2.50%, and 1.75% per annum for Class A, C, and N shares respectively, of the Latin America Fund’s, and 1.25%, 2.00%  and 1.25%, per annum for Class A, C, and N shares respectively, of the Strategic Income Fund’s average daily net assets (the “expense limitation”).  During the year ended October 31, 2014, the Adviser waived/reimbursed fees for the Funds as follows:

Fund

                             Waive/Reimburse

FFV Fund

$ 28,886

Strategic Income Fund

$ 75,814

Latin America Fund

$ 90,269

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ Operating Expenses are subsequently less than the percentages indicated above the Adviser shall be entitled to reimbursement by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed the respective expense limitation.  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interest of each Fund and its shareholders.

As of October 31, 2014 the Adviser had the following waived expenses that may be recovered no later then the dates indicated:

	October 31, 2015	October 31, 2016	October 31, 2017	Total
FFV Fund	$ 104,805	$ 110,575	$ 28,886	$ 244,266
FFV Strategic Income Fund	$ 108,035	$ 85,189	$ 75,814	$ 269,038
FFV Latin America Fund	$ 84,733	$ 90,030	$ 90,269	$ 265,032

The Chief Compliance Officer of the Trust (the “CCO”) is appointed by the Trust and is contracted by the Adviser.  The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its share along with other series of the Trust.  In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated at annual rates of 0.25%, 0.25% and 1.00% of the average daily net assets attributable to Class A, Class N and C shares, respectively, of each Fund to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation may be provided regardless of 12b-1 expenses incurred.  Please refer to the Statement of Operations for expense breakout by Fund and Class.

Rafferty Capital Markets, LLC (the “Distributor”) serves as the principal underwriter to the Funds pursuant to a distribution agreement.  Class N shares are offered at net asset value (“NAV”) with no front-end sales charge nor do they incur a sales charge at the time of redemption.  Class A shares are offered at NAV plus a front-end sales charge of up to 5%.  The front-end sales charge is determined by the amount of your investment and is reduced on purchases exceeding $50,000.  Class C shares are offered at NAV with no front-end sales charge.  If you sell your Class C shares within one year of purchase, the shares will be subject to a 1% contingent deferred sales charge (“CDSC”).  The CDSC is deduction from the redemption proceeds.  The Distributor retains the fees in connection with the sales and redemptions of both Class A and Class C shares.

7.  REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the respective Fund.  For the year ended October 31, 2014, there were $2,907 of redemption fees assessed by the FFV Fund, $79 of redemption fees assessed by Strategic Income Fund, and $202 of redemption fees assessed by Latin America Fund.  The redemption fees are included in paid in capital of each Fund, and is reported on the Statements of Changes in Net Assets.

8.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended October 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
FFV Fund	$ 616,328	$ 2,188,961	$ 2,805,289
Strategic Income Fund	$ 284,613	$ -	$ 284,613
Latin America Fund	$ 50,750	$ -	$ 50,750

The tax character of distributions for the year ended October 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 107,077	$ 225,614	$ 332,691
FFV Strategic Income Fund	$ 282,638	$ 25,724	$ 308,362
Latin America Fund	$ 38,903	$ -	$ 38,903

9.  TAX MATTERS

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s capital loss carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2014, the following represents the tax basis capital gains and losses:

	FFV	FFV Strategic Income	FFV Latin America
	Fund	Fund	Fund

Undistributed ordinary income	$ 629,027	$ 143,338	$ 4,313
Accumulated realized gains	$ 1,650,061	$ 17,527	$ -0-

Post December Losses	($ 7,056)	$ -0-	$ -0-

Capital Loss Carry-forwards (no expiration) (a)
Long-Term	$ -	$ -	($ 99,643)
Short-Term	$ -	$ -	($ 178,820)
	$ -	$ -	($ 278,463)

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

As of October 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	FFV	FFV Strategic Income	FFV Latin America
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities,	$ 4,193,024	$ 502,993	$ 469,324
Gross unrealized depreciation on investment securities	(541,002)	(81,476)	(767,956)
Net unrealized appreciation (depreciation) on investment securities	$ 3,652,022	$ 421,517	$(298,632)

Cost of investment securities (including short-term
Investments)**	$27,179,612	$16,907,941	$5,712,288

** The difference between the book cost and tax cost of investments represents disallowed wash sales, mark-to-market on 1256 contracts, and partnership adjustments on distributions received for tax purposes, if applicable.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2014, Charles Schwab & Co., for the benefit of others, in aggregate, owned approximately 33.69% of the Strategic Income Fund and may be deemed to control the Fund.  As of October 31, 2014, Pershing LLC, for the benefit of others, in aggregate, owned approximately 34.75% of the Latin America Fund and may be deemed to control the Fund.

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC). The ASU is effective for interim and annual reporting periods that begin after December 15, 2013. Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Epiphany Funds

We have audited the accompanying statements of assets and liabilities of the Epiphany FFV Fund (“FFV Fund”), Epiphany FFV Strategic Income  Fund (“Strategic Income Fund”) and  Epiphany FFV Latin America Fund (“Latin America Fund”), collectively the Funds, each a series of The Epiphany Funds, including the schedules of investments, as of October 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years for the period then ended for the FFV Fund, the four years in the period then ended and the period March 1, 2010 (commencement of investment operations) through October 31, 2010, for the Strategic Income Fund, the two years in the period then ended and for the period March 12, 2012 (commencement of investment operations) through October 31, 2012 for the Latin America Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Epiphany FFV Fund, Epiphany FFV Strategic Income  Fund, and Epiphany FFV Latin America Fund, collectively the Funds, each a series of The Epiphany Funds, as of October 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, through October 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania December 17, 2014

Epiphany Funds
Expense Illustration
October 31, 2014 (Unaudited)

Expense Example

As a shareholder of the Fund(s), you incur ongoing costs which consist of management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Epiphany FFV Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,056.93	$7.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,056.79	$7.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,053.16	$11.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,016.96	$6.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,015.56	$6.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,013.94	$10.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Latin America Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$976.09	$8.72
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Latin America Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$975.23	$8.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Latin America Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$971.74	$12.42
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.60	$12.68

* Expenses are equal to the Fund's annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

TRUSTEES AND OFFICERS

OCTOBER 31, 2014 (UNAUDITED)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-320-2185.

Name Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell 306 W. 7th St., Suite 888 Fort Worth, TX 76102 Age: 67	Trustee	Indefinite/ Dec. 2006- present	Executive Recruiter, Whitney Smith Company, since 2014. Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., (1988-2013)	3	Principal, Board Member, Mitchell & Moroneso IS, Inc.
William Reichenstein Baylor University Hankamer School of Business Waco, TX76798 Age: 62	Trustee	Indefinite/ Dec. 2006 - present	Professor of Finance, Baylor University, since 1990. Principal, Retiree, Inc. since 2008. Principal, Social Security Solutions, Inc., since 2008	3	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St. Fort Worth, TX76109 Age: 73	Trustee	Indefinite/ June 2009 - present	Retired	3	Independent Director, Rydex Mutual Funds and Rydex Variable Annuities

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 41	President, Chairman and Trustee	Indefinite/ Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005	3	None
C. Elizabeth Fahy 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 38	General Counsel, Secretary and Chief Compliance Officer	Indefinite/ Nov. 2011- present (General Counsel and Secretary since Sept. 2012)	Chief Compliance Officer, Trinity Fiduciary Partners, LLC since 2011. Attorney, U.S. Dept. of Labor, (2002-2010)	N/A	None
Nancy P. Benson 106 Decker Ct., Suite 226, Irving, TX 75062 Age: 43	Treasurer	Indefinite / May 2012- present	President, Trinity Fiduciary Partners, LLC since 2010. Managing Director of Treasury and Investor Relations of Pier 1 Imports (2002-2010)	N/A	None

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Executive Officer of the Fund’s investment adviser.

EPIPHANY FUNDS

ADDITIONAL INFORMATION

OCTOBER 31, 2014 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 320-2185 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-320-2185.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

Investment Advisory and Sub-Advisory Agreement Renewal

At a meeting held on September 24, 2014, the Trustees also considered the review and renewal of the Management Agreement between Trinity and the Trust.  Independent Counsel led the Trustees throughout the agreement review process.  The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

Provided to the Board in advance of the meeting was a completed 15(c) questionnaire, the Adviser’s current Form ADV, along with the recent financial information of the Adviser.  Also provided was a copy of the Management Agreement for review.  Independent Counsel noted there were no changes being proposed to the Management Agreement.  Amongst the items considered by the Board were:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy, strategies and implementation process.  They noted the Adviser continues to offer socially responsible investing (SRI) framed by key values of the Catholic Church and it screens the Funds using its proprietary FFV Scorecard®.  As the Adviser has noted, the focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The Adviser reported its screening is consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and business practices are screened in four major areas: life and family exclusions, social justice, environmental record, and corporate governance practices.  Companies that pass the initial screening are then additionally scored to determine their impact on society.  The Trustees noted they believe this commitment to socially responsible investing sets the Adviser and the Funds apart from others in the marketplace and the FFV Scorecard® is a key service provided to the Funds.  However, they also noted the SRI screening may add to the Adviser’s cost in servicing the Funds and that certain securities which are performing well may not be available for investment; however, the Adviser and its shareholders share a commitment to its investment thesis but understand that it may come at an additional cost.

In addition, the Board reviewed and discussed with management the Adviser's Form ADV, its compliance policies and procedures, and the Board all of which had been provided and also described the personnel, operations and policies of the firm with representatives of the Adviser.  The Board noted there have been no SEC examinations, litigation or administrative actions since the last renewal.  The Board also reviewed a description of the organizational structure of the Adviser and noted the key personnel servicing the Funds have not changed.  The Board did request additional information from the Adviser regarding the total hours each person commits to the Funds, in addition to the percentage of time spent by each member of the team, in order to better gauge overall time dedication required to manage the Funds.  After some discussion, the Board, including the Independent Trustees, concluded that the Adviser continues to provide high quality advisory services to the Funds, and that the nature and extent of services provided by the Adviser to each Fund were reasonable and consistent with the Board's expectations.  They also concluded the Adviser appears to be in an acceptable financial condition.

Performance.  As to the Funds’ performance, the Board reviewed performance information provided in the Board Materials relative to each Fund’s benchmark, a peer group of funds with similar investment strategies, and each Fund’s Morningstar category.  They discussed and analyzed each Fund’s performance in detail with representatives of the Adviser, and sub-adviser in the case of the FFV Strategic Income Fund.

The Board noted that the Epiphany FFV Strategic Income Fund, Class N shares, performance as of June 30, 2014 for the prior one year period was only slightly lower than its peer group average by approximately (0.07)%, but it did outperform the Barclays US Aggregate Intermediate TR Index by approximately 0.47% for the one year period ended June 30, 2014.  The FFV Strategic Income Fund also outperformed its peer group average over a three year period by approximately 0.05%.  The Board noted the peer group is comprised of all 12 retail mutual funds that are socially conscious and in the same Morningstar category.  They further noted that the Morningstar category as a whole includes large funds with substantially greater assets, and funds that include many companies which are prohibited under the socially responsible screens employed by the Fund or its peer group.  After some discussion, the Board concluded that even though the FFV Strategic Income Fund underperformed the Intermediate-Term Bond Morningstar Category average for the one-year, three-year, and since inception periods, overall the Fund’s performance was acceptable, as it outperformed its benchmark for the periods presented and the performance was closely aligned with the performance of its peer group, with slight underperformance in the one-year period, but slight over-performance for the three-year.

The Board next discussed the Epiphany FFV Fund, Class N shares.  Performance as of June 30, 2014 for the prior one year period was 26.16%, which was higher than the peer group average of 24.85%, higher than the S&P 500 TR of 24.61%, and higher than the Morningstar US OE Blend category average of 23.42%.  They also considered the performance as of June 30, 2014 since inception, as well as 3 year and 5 year returns.  The Trustees also reviewed the peer group, noting it is comprised of 22 retail mutual funds that are socially conscious.  The Board concluded the performance of the Fund has been good.

The Board next reviewed the Epiphany FFV Latin America Fund, Class N shares performance as of June 30, 2014 for the prior one year period.  The return was 6.07%, which is lower than the Morningstar Latin America category average of 7.75% and S&P Latin America 40 TR of 6.82%.  The performance as of June 30, 2014 since inception of -0.77% annualized return is better than the Morningstar category average of -6.20% and S&P Latin America 40 TR of -7.03%.  The Board considered there are not any retail mutual funds that are classified as socially responsible investments in the same Latin America Stock Morningstar category,  so a separate peer group comparison was not presented and this Fund has a short track record, since inception in March 2012.  The Board discussed at length with the Fund’s portfolio manager recent challenges in the Latin American market, and his outlook for the Fund, including steps being taken to improve the performance of the Fund.  The Board determined it was pleased that the FFV Latin America Fund outperformed both the benchmark and its Morningstar category in the period since inception, and they concluded they are satisfied with the performance of the Fund.

The Board concluded that the overall performance for each Fund was acceptable.

Fees and Expenses.  The Board next reviewed information in the peer group studies comparing the expense ratio of each Fund to those of its peer group and/or the Morningstar category average.

The Trustees noted the Epiphany FFV Strategic Income Fund advisory fee is 0.50%, which is higher than its peer group average of 0.42%, as calculated as of July 31, 2014.  However, they noted the range of peer group fees is between 0.60% and 0.25%.  The Trustees considered that the Fund size of the Epiphany FFV Strategic Income Fund is the smallest of all others in its peer group by a significant amount, therefore the advisory fee is acceptable and within the range of peer group averages.

The Board next considered that the Epiphany FFV Fund advisory fee is 0.75%, which is higher than its peer group average and Morningstar category averages of 0.60% and 0.61%, respectively, as reported as of July 31, 2014.  They noted, however, that the Fund’s advisory fee is lower than one of its main competitors, which pays 0.90%, and well within the range of peer group fees (which are between 1.10% and 0.15%).  The Trustees further noted the Epiphany FFV Fund is the second smallest fund in its peer group; therefore the advisory fee is acceptable and within the range of fees charged by similar funds.

The Board next considered the Epiphany FFV Latin America Fund advisory fee of 1.00%.  The Board noted that the FFV Latin America Fund’s peer group and Morningstar category average advisory fee was 1.02%.  They concluded that the advisory fee of 1.00% is reasonable.

In reviewing the Funds’ advisory fees, the Board considered that in each case, the Adviser has agreed to waive advisory fees or reimburse expenses of the Fund, and the Adviser has agreed to extend the current operating expense limitation agreements to be sure that each Fund’s expense ratio remains capped at an acceptable level.  The Board concluded that each Fund’s current advisory fees is fair and reasonable, particularly when considering the small size of the Funds compared to larger funds in their peer group or Morningstar category, which may have achieved certain economics of scale, and the Adviser’s commitment to limit the overall expenses of each Fund.

Economies of Scale. The Trustees then considered whether there are or will be economies of scale with respect to the management of the Funds and whether there is potential for realization of any economies of scale which may be passed along to Fund shareholders.  The Board concluded that because the Adviser is still waiving advisory fees and reimbursing expenses for two of the Funds, and has only recently begun collecting the full advisory fee and breaking even on the third Fund, economies of scale are not a relevant consideration at this time.  However the Board noted the Adviser has agreed that break points or lower advisory fees would be considered in the future.

Profitability.  The Board reviewed information provided by the Adviser which noted no profits are yet being recognized by the Adviser from the services provided to the Funds.  The Adviser is currently reimbursing the FFV Strategic Income and the FFV Latin America Funds pursuant to the Expense Limitation Agreements and only the FFV Fund has recently begun operating without the need for fee waivers or expense reimbursements.  After discussing the firm’s current financial condition and outlook, the Board concluded that the Adviser has adequate resources to fulfill its responsibilities to each of the Funds under the Management Agreement and Expense Reimbursement Agreements, but the Adviser is not excessively profitable.

After a thorough discussion and review of all information presented, and an executive session with Counsel, the Trustees, including the Independent Trustees, unanimously approved the Management Agreement for another year.

Annual Renewal of Sub-Advisory Agreement

The Trustees next considered the renewal of the Sub-Advisory Agreement between Trinity and Dana Investment Advisors with respect to the FFV Strategic Income Fund.  Independent Counsel assisted the Trustees throughout the agreement review process.  The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Sub-Advisory Agreement with Dana Investment Advisors.

The Board’s attention was directed to the Board Materials in regards to the renewal of the Sub-Advisory Agreement between Trinity and Dana Investment Advisors, Inc. (“Dana”) with respect to the FFV Strategic Income Fund.  Fund Counsel noted no fee or other changes are proposed to the Sub-Advisory Agreement.  The Board reviewed the materials that had been provided, including the firm’s Form ADV, financial information, and its responses to the 15(c) questionnaire.  Representatives from Dana also met with the Trustees to discuss the Funds’ performance and information related to the renewal.

Nature, Extent and Quality of Services. The Trustees reviewed the background information provided on the key investment personnel, noted there have been no changes, and that they were satisfied with their experience.  The Trustees assessed Dana’s infrastructure and discussed its financial conditions with representatives from the Dana, and agreed that it is well organized, with resources to provide a full complement of services to the FFV Strategic Income Fund.  The Trustees noted favorably that Dana monitors compliance to the Fund’s investment limitations, and that it has not reported any material compliance or litigation issues since the last contract approval.  They noted Dana has not amended its compliance policies, and procedures, except a minor revision to the Code of Ethics as noted, and has not been examined by the SEC in the last 12 months, or been the party to any litigation or administrative actions.  The Trustees concluded that Dana has a well-organized infrastructure and sufficient resources to continue to provide a level of high quality services to the Fund to the benefit of the shareholders.

Performance.  The Trustees reviewed Dana’s performance noting that it provided positive returns for the Fund, outperforming the Barclays US Intermediate Aggregate Index, but underperformed the Intermediate Term Bond Morningstar category average and its peer group average for the one-year period. The Trustees also considered the average annualized returns since the FFV Strategic Fund’s inception of March 1, 2010.  The Trustees concluded that Dana had provided good relative performance for the one-year and since inception periods.

Fees and Expenses.  The Trustees noted that Dana currently charges an annual sub-advisory fee of 0.375% which is paid by the Adviser (not the Fund) and acknowledged that the Trustees had previously compared the total management fee paid by the Fund to the Morningstar category and peer group averages for advisory fees.   The Trustees discussed the Adviser’s ongoing intention to partner with a sub-adviser that provides high quality service as well as possessing the unique skill set required to properly manage the Fund. After discussion, in consideration of the significance of the Dana’s role in the Fund’s strategy, the Trustees determined that the sub-advisory fee is reasonable.

Economies of Scale.   The Trustees considered whether there will be economies of scale with respect to the management of the Fund, particularly whether Dana will realize economies of scale, which can be passed through to shareholders. The Trustees agreed this was primarily an adviser level issue and should be considered with respect to the overall management fee, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the issue is premature, and a lack of breakpoints was acceptable at this time.

Profitability.   The Board considered the profitability analysis provided by Dana and noted no profits have yet been realized in connection with the Fund.  They further considered that Dana receives an additional benefit from its relationship with the Fund in the form of soft dollars for research or other services from trades made on behalf of the Fund, which has been stated is Section 28(e) compliant.  The Trustees concluded that Dana’s level of profitability from its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from Dana as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the nature, extent, and quality of services provided Dana were acceptable, that the sub-advisory fee is reasonable, and that renewal of the Sub-Advisory Agreement for an additional term of one year is in the best interests of the Trust and the shareholders of the FFV Strategic Income Fund.

INVESTMENT ADVISER

Trinity Fiduciary Partners LLC

106 Decker Court, Suite 226

Irving, TX  75062

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA  19001

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

CUSTODIAN

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of trustees of The Epiphany Funds has determined that The Epiphany Funds do not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the Funds adequate oversight by its audit committee given the Funds’ level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2014

$ 25,000

FY 2013

$ 29,000

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 8,000

FY 2013

$ 7,600

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

 (1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant, and therefore has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Adviser

Registrant

FYE 10/31/2014

N/A

$8,000

FYE 10/31/2013

N/A

$7,600

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Epiphany Funds

By (Signature and Title)

*

/s/ Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 2, 2015

By (Signature and Title)

*

/s/Nancy P. Benson

Nancy P. Benson, Treasurer

Date: January 2, 2015

* Print the name and title of each signing officer under his or her signature.